SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

ONCORUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

ONCORUS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39575	47-3779757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Corporate Drive
Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 240-3330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONCR	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Beginning on July 26, 2023, in furtherance of the plan of liquidation and dissolution (the "Plan of Dissolution") of Oncorus, Inc. (the "Company"), each of the Company’s six then-serving directors submitted his or her resignation from the board of directors (the "Board") and the committees thereof. The date on which each director provided notice to the Company of his or her intent to resign from the Board and the committees on which he or she served is indicated alongside their names below.

•
Theodore (Ted) Ashburn, M.D., Ph.D., July 27, 2023
•
Mitchell Finer, Ph.D., July 28, 2023
•
Mary Kay Fenton (Audit Committee, Compensation Committee), July 27, 2023
•
Spencer Nam (Nominating and Corporate Governance Committee, Audit Committee), July 27, 2023
•
Eric Rubin, M.D. (Nominating and Corporate Governance Committee), July 26, 2023
•
Barbara Yanni (Audit Committee), July 26, 2023

Each resignation was effective as of July 28, 2023, upon the adjournment of the special meeting of stockholders described in Item 8.01 below.

None of these resignations was related to any disagreement with the Company over any of its operations, policies or practices.

On July 27, 2023, the Board appointed Craig Jalbert to be the sole member of the Board, with such appointment to be effective concurrently with the effective time of the six director resignations described above. Mr. Jalbert will serve until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Effective upon the appointment of Mr. Jalbert, the Board also decreased the authorized number of directors from eight (8) to three (3), the minimum required under the Company's amended and restated certificate of incorporation (the "Certificate of Incorporation"). Mr. Jalbert has not been appointed to any committee of the Board and, as of the date hereof, is not expected to be appointed to any committee of the Board.

Mr. Jalbert, age 61, has served as a principal of the Foxborough, Massachusetts-based accounting firm of Verdolino & Lowey, P.C. since 1987. For over 30 years he has focused his practice in distressed businesses and has served, and continues to serve, in the capacities of officer and director for numerous firms in their wind-down phases. Mr. Jalbert will be compensated in the amount of $50,000 per year for a period of three years. There is no arrangement or understanding pursuant to which Mr. Jalbert was appointed to the Board. There are no family relationships between Mr. Jalbert and any director or executive officer of the Company, and Mr. Jalbert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On July 27, 2023, the Board approved an amendment to Article IV, Section 22 of the Company's amended and restated bylaws (the "Bylaws") to provide that a quorum of the Board shall consist of one-third (1/3) of the directors currently serving on the Board in accordance with the Certificate of Incorporation. The purpose of the amendment is to permit Mr. Jalbert, in his capacity as sole remaining director of the Company, to conduct business in accordance with the Plan of Dissolution.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On July 28, 2023, the Company convened its special meeting of stockholders for the purpose of approving the Plan of Dissolution (the "Special Meeting"). There were 11,977,135 shares of common stock present virtually or represented by proxy at the Special Meeting, which did not constitute a quorum under the Bylaws.

Accordingly, the Special Meeting was adjourned without any business being conducted in order to allow time to achieve quorum and to allow the Company’s stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the "SEC") on June 23, 2023 (the "Proxy Statement").

The adjourned Special Meeting is scheduled to reconvene on Tuesday, August 1, 2023 at 9:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/ONCR2023SM. The close of business on June 8, 2023 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company encourages all of its stockholders to read the Proxy Statement, which is available free of charge on the SEC website at www.sec.gov.

During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so promptly. As of June 8, 2023, the Company had 26,094,847 shares of common stock issued and outstanding.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s reconvened special meeting of stockholders and ability to achieve quorum. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in the Company’s filings with the SEC, including those under the heading "Risk Factors" in the Company’s latest annual report on Form 10-K filed on March 24, 2023 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof.

Additional Information and Where to Find It

In connection with the Special Meeting, the Company filed the Proxy Statement with the SEC, which was mailed to the Company’s stockholders as of the record date for the special meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the special meeting, without charge, once available, at the SEC website at http://www.sec.gov or by directing a request to: Oncorus, Inc., Attention: Secretary, 4 Corporate Drive, Andover, Massachusetts 01810 or visiting www.proxyvote.com.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Special Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, WHICH WAS FILED WITH THE SEC ON MARCH 24, 2023. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCORUS, INC.

Date:	July 28, 2023	By:	/s/ Brian J. Shea
Brian J. Shea President and Interim Chief Executive Officer